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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


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                                    FORM 8-K


                Current Report Pursuant to Section 13 or 15(d) of


                       The Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): October 30, 2003



                          MEDSOURCE TECHNOLOGIES, INC.
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               (Exact Name of Registrant as Specified in Charter)


               Delaware                 000-49702               52-2094496
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(State or Other Jurisdiction of    (Commission File No.)       (IRS Employer
         Incorporation)                                      Identification No.)


       110 Cheshire Lane, Suite 100, Minneapolis, MN          55305
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         (Address of Principal Executive Offices)           (Zip Code)


       Registrant's telephone number, including area code (952) 807-1234


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Item 7.           Financial Statements, Pro Forma Financial Information.
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                  (a) Financial Statements of Business Acquired:

                      Not applicable

                  (b) Pro Forma Financial Information:

                      Not applicable

                  (c) Exhibits.

                      99.1  MedSource Technologies, Inc.
                            Press Release dated October 30, 2003

Item 12.          Results of Operation and Financial Condition.
                  --------------------------------------------

         The information in this Current Report Form 8-K, including the Exhibit attached hereto, shall not be deemed "filed" for purposes of Section 18 of the Securities Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as expressly set forth by specific reference in such filing.

         On October 30, 2003, MedSource Technologies, Inc. issued a press release announcing its results of operations for its fiscal first quarter ended September 28, 2003. A copy of the press release is attached as Exhibit 99.1 and is incorporated herein by reference.


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                                    SIGNATURE
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         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date:  October 30, 2003

                                             MEDSOURCE TECHNOLOGIES, INC.


                                             By: /s/ William J. Kullback
                                             -----------------------------------
                                             William J. Kullback
                                             Senior Vice President - Finance and
                                              Chief Financial Officer



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                                  EXHIBIT INDEX
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Exhibit No.    Description
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   99.1        MedSource Technologies, Inc. Press Release dated October 30, 2003